Money Market Funds

Prospectus & SAI Supplement

UBS Select Institutional Funds, UBS Select Preferred Funds, UBS Select Investor Funds and UBS Select Capital Funds

Supplement to the Prospectuses and Statement of Additional Information ("SAI") referenced below

June 29, 2015

Dear Investor:

The purpose of this supplement is to update certain information regarding the UBS Select Institutional Funds, UBS Select Preferred Funds, UBS Select Investor Funds and UBS Select Capital Funds (the "funds").

First, this supplement informs you that due to the Independence Day holiday, which in 2015 is observed on Friday, July 3, the funds will be closed on Friday, July 3, 2015.

Second, this supplement informs you of additional entities that may receive disclosure regarding the portfolio holdings of the funds that invest in securities through the Prime Master Fund and the Treasury Master Fund. These additions are being made in connection with the establishment of certain other funds domiciled in Ireland which also may invest in securities through the Prime Master Fund and the Treasury Master Fund.

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

Appendix A to each of the Prospectuses listed below is hereby revised by including a reference to July 3, 2015 under the column captioned "Holidays (observed)."

The section captioned "Disclosure of portfolio holdings" and sub-captioned "Complete and partial portfolio holdings—arrangements to disclose to Service Providers and Fiduciaries." on page 21 of the SAI is revised by adding the following after the last bullet point in that section:

Because certain other funds domiciled in Ireland (the "Irish Funds") may invest in securities through the same underlying master funds (namely the Prime Master Fund and the Treasury Master Fund) as some of the funds, those funds' portfolio holdings may also indirectly be disclosed to certain entities. As of the date of this supplement, the specific service providers and affiliates and fiduciaries with whom the Irish Funds have (or soon expect to have) arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing (or to enable them to perform) services for the Irish Funds are: State Street Fund Services (Ireland) Limited, the Irish Funds' administrator; KB Associates, the Irish Funds' regulatory compliance consultant; Ernst & Young Ireland, the Irish Funds' independent registered public accounting firm; the directors of the Irish Funds; and counsel to the Irish Funds. Both State Street Fund Services (Ireland) Limited and KB Associates are subject to contractual confidentiality restrictions.

ZS-732

The section captioned "Disclosure of portfolio holdings" and sub-captioned "Complete and partial portfolio holdings—disclosure as required by applicable law." on page 22 of the SAI is revised by replacing the second sentence in that section with the following:

Examples of such required disclosure include, but are not limited to, disclosure of fund portfolio holdings (i) in a filing or submission with the SEC or another domestic or foreign regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit, (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings) or (v) as required by the European Securities and Markets Authority or the Central Bank of Ireland with respect to the Irish Funds.

Fund Name	Date of Prospectus* and Statement of Information
UBS Money Series—UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select Tax-Free Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Tax-Free Preferred Fund, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Select Tax-Free Investor Fund, UBS Select Prime Capital Fund, UBS Select Treasury Capital Fund and UBS Select Tax-Free Capital Fund	August 28, 2014

*  As previously supplemented.

PLEASE RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.